Exhibit 24 (b)(4)(i)




                 OPPENHEIMER GLOBAL EMERGING GROWTH FUND
                 Class A Share Certificate (8-1/2" x 11")


I.   FACE OF CERTIFICATE (All text and other matter lies within
               8-1/4" x 10-3/4" decorative border, 5/16" wide)

     (upper left corner, box with heading: NUMBER [of shares]

               (upper right corner)  share certificate no.

               (upper right box with heading: CLASS A SHARES below cert. no.)

     (centered
     below boxes)   OPPENHEIMER GLOBAL EMERGING GROWTH FUND

               A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                      CERTAIN DEFINITIONS

                                             (box with number)
                                             CUSIP 683932 10 7

     (at left)     is the owner of

(centered)     FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF

OPPENHEIMER GLOBAL EMERGING GROWTH FUND
               (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

               (signature             Dated: (signature
               at left of seal)              at right of seal)

     /s/George C. Bowen            /s/Bridget A. Macaskill

     ____________________          __________________
     TREASURER                     PRESIDENT


                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                  OPPENHEIMER GLOBAL EMERGING GROWTH FUND
                                   SEAL
                                   1987
                       COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                       Countersigned
                                   OPPENHEIMERFUNDS SERVICES
                                   (A DIVISION OF OPPENHEIMERFUNDS,
INC.)                                   Englewood (CO) Transfer
Agent

                                   By ____________________________
                                        Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                    rights of survivorship and not
                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian
_______________
                              (Cust)                        (Minor)

                              UNDER UGMA/UTMA
___________________
                                                       (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto




PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



_________________________________________________________________
______                     (Please print or type name and address
of assignee)

______________________________________________________

________________________________________________Class A Shares of
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________


___________________________________
                                   (Both must sign if joint
owners)

                              Signature(s)
__________________________
                              guaranteed          Name of Guarantor
                              by:
_____________________________
                                             Signature of
                                        Officer/Title

(text printed            NOTICE: The signature(s) to this
assignment must vertically to right          correspond with the
name(s) as written upon the of above paragraph)        face of the
certificate in every particular                        without
alteration or enlargement or any change
     whatever.

(text printed in         Signatures must be guaranteed by a
financial
box to left of           institution of the type described in the
current signature(s))              prospectus of the Fund.



PLEASE NOTE: This document contains a watermark
OppenheimerFunds
when viewed at an angle.  It is invalid without this   "four hands"
watermark:                                             logotype


________________________________________________________________________
     THIS SPACE MUST NOT BE COVERED IN ANY WAY




EDGAR\750CERTA